Exhibit 10.1.5

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 13th day of August, 2009, by the Grantor listed on the signature page hereof (“Grantor”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to (a) that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Domestic Credit Agreement”), dated as of the date hereof, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), STANADYNE INTERMEDIATE HOLDING CORP., a Delaware corporation (“Parent”), and STANADYNE CORPORATION, a Delaware corporation (“Borrower”), and (b) that certain EXIM Guarantied Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “EXIM Credit Amendment”, and together with the Domestic Credit Agreement, each, a “Credit Agreement”, and collectively, the “Credit Agreements”), dated as of the date hereof, by and among the Lenders, Agent, Parent, and Borrower, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof;

WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreements, but only upon the condition, among others, that the Grantor shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantor to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantor’s obligations under this Section, Grantor hereby authorizes Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and for.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Loan Document refer to this Patent Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of each Credit Agreement) of all

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Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Providers to remain outstanding and that are not required by the provisions of either Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

8. CONTROLLING LAW. This Parent Security Agreement is to be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:	STANADYNE CORPORATION,
a Delaware corporation

	By:	/s/ Stephen S. Langin
	Name:	Stephen S. Langin
	Title:	Vice President, Chief Financial Officer and Secretary

[Signature page to Patent Security Agreement]

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AGENT:	WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company,
as Agent

	By:	/s/ Samantha Alexander
	Name:	Samantha Alexander
	Title:	Vice President

[Signature page to Patent Security Agreement]

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The registrants agree to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.